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CONTRACT SERVICE AGREEMENT
RAYMOND F. GOOD

INTRODUCTION

Great Plains Software has a desire to contract for management and special project consulting. Mr. Good, in addition to his services as an elected member of the Board of Directors for Great Plains Software, Inc., desires to provide such services and agrees to be paid according to the terms of this agreement.

Independent Contractor Name:                                Raymond F. Good
Address:                                                    6308 Loch Moor Drive
City, State, Zip:                                           Edina, MN  55439
Telephone:                                                  612-854-9521
Social Security Number or Federal Tax ID:                   [           ]

This contract is for the period of January 1, 1997 - December 31, 1997.

CONSULTING RATE/HOURS AND OTHER EXPENSES TO BE PAID BY GREAT PLAINS SOFTWARE:
          - $120 per hour consulting fee up to a maximum of 40 hours per month on average
          - All hours to be worked in excess of 40 hours in any given month must have prior authorization by Terri F. Zimmerman, Vice President of Finance and Operations
          -    Expense reimbursement on travel
          - No additional hourly fee will be charged for Board of Directors and Committee related work.

PAYMENT PROCESS

- All project work will be detailed on a project log sheet as currently is the process including the requester's name for each line item of work billed.
- All expenses will be paid by Raymond F. Good and submitted, accompanied by receipts, to Great Plains Software for reimbursement. This includes air fare, lodging, meals, and taxi.
- One invoice will be sent to Great Plains Software, Inc., attention Accounts Payable, by the 10th of each month. If invoice is received by the 10th of each month, payment will be guaranteed by the end of that same month.

CONTRACT TERMINATION

Either party may terminate this agreement at their discretion upon 30 days written notice.

Agreed to and signed by:


/s/ Raymond F. Good                                    2/5/97
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Raymond F. Good                                   Date

/s/ Terri F. Zimmerman                                 2/7/97
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Terri F. Zimmerman, Great Plains Software         Date